Exhibit 10.1

Execution Version

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 7, 2019 (this “Agreement”), is entered into by and among TARGA RESOURCES PARTNERS LP, a Delaware limited partnership (the “Borrower”), each other Loan Party party hereto, BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the Lenders party hereto. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent, the Lenders party thereto from time to time and the other agents and parties party thereto from time to time entered into that certain Fourth Amended and Restated Credit Agreement, dated as of June 29, 2018 (as amended, restated, supplemented or modified prior to the date hereof, the “Original Credit Agreement” and the Original Credit Agreement as amended hereby, the “Credit Agreement”) pursuant to that certain Third Amendment and Restatement Agreement, dated as of June 29, 2018;

WHEREAS, the Borrower has requested that the Required Lenders agree to amend certain provisions of the Original Credit Agreement as further set forth herein; and

WHEREAS, the Lenders party hereto (constituting the Required Lenders) are willing to agree to such amendments subject to certain conditions.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Original Credit Agreement. On the Effective Date (as defined below), the Original Credit Agreement shall be amended as follows:

(a) The following definitions are hereby added to Section 1.01 of the Original Credit Agreement where alphabetically appropriate:

“First Amendment” means the First Amendment to Fourth Amended and Restated Credit Agreement, dated as of June 7, 2019, by and among the Borrower, the Administrative Agent and the Lenders and other parties party thereto.

“First Amendment Effective Date” means the “Effective Date” as defined in the First Amendment.

(b) Clause (ii) of the last paragraph of the definition of “Consolidated Adjusted EBITDA” in Section 1.01 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

(ii) the aggregate amount of all Material Project EBITDA Adjustments during any period shall be limited to, (a) with respect to any period ending before June 30, 2019, 20% of the total actual Consolidated EBITDA for such period, (b) with respect to any period ending on June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020, or June 30, 2020, 30% of the total actual Consolidated EBITDA for such period and (c) with respect to any period ending after June 30, 2020, 20% of the total actual Consolidated EBITDA for such period. In the case of each of the foregoing (a), (b) and (c), total actual Consolidated EBITDA shall be determined without including any Material Project EBITDA Adjustments.

(c) The first proviso in the definition of “Consolidated EBITDA” in Section 1.01 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

provided, however, notwithstanding the foregoing, (A) net income attributable to Unrestricted Subsidiaries (other than Included Unrestricted Subsidiaries for such period) shall not be considered in calculating Consolidated EBITDA, but actual cash distributions to the Borrower or any of its Consolidated Restricted Subsidiaries by such Unrestricted Subsidiaries shall be included in calculating Consolidated EBITDA in respect of any fiscal quarter if such distributions (x) are received by the Borrower or any of its Consolidated Restricted Subsidiaries on or prior to the date of determination of Consolidated EBITDA for the applicable calculation period and (y) have not been included in calculating Consolidated EBITDA for a prior fiscal quarter, and (B) actual cash distributions to the Borrower and its Consolidated Restricted Subsidiaries by any Persons that are not Subsidiaries shall be included in calculating Consolidated EBITDA in respect of any fiscal quarter if such distributions (x) are received by the Borrower or any of its Consolidated Restricted Subsidiaries on or prior to the date of determination of Consolidated EBITDA for the applicable calculation period and (y) have not been included in calculating Consolidated EBITDA for a prior fiscal quarter.

(d) The last sentence of the definition of “Included Unrestricted Subsidiary” in Section 1.01 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

For the avoidance of doubt, it is acknowledged and agreed that (y) nothing in the limited liability company agreements of (A) Targa Pipeline Mid-Continent WestOk, LLC, Targa Pipeline Mid-Continent WestTex, LLC, or Grand Prix Pipeline LLC, in each case, as in effect on the Closing Date, or (B) Targa Train 7 LLC as in effect on the First Amendment Effective Date, constitutes a preferential right to Restricted Payments for the purposes of clause (vii) above and (z) clause (viii) above shall not prevent Cedar Bayou Fractionators, L.P. from being designated as an Included Unrestricted Subsidiary so long as its limited partnership interests that are owned by the Borrower or any of its Affiliates are owned by the Borrower or a Restricted Subsidiary and are subject to Liens under Security Documents.

(e) The definition of “Unrestricted Subsidiary” in Section 1.01 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Unrestricted Subsidiary” means (a) each Person listed on Schedule 1.01B hereto and (b) any Subsidiary which the Borrower has designated in writing to the Administrative Agent to be an Unrestricted Subsidiary pursuant to Section 6.17.

(f) Article I of the Original Credit Agreement is hereby amended by inserting a new Section 1.07 as follows:

Section 1.07    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

(g) Article X of the Original Credit Agreement is hereby amended by inserting a new Section 10.24 as follows:

Section 10.24    Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 10.24, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

SECTION 2. Conditions to Effectiveness of Agreement. The effectiveness of this Agreement is subject to the satisfaction of the following conditions (the date on which such conditions are satisfied, the “Effective Date”):

(a) The Administrative Agent shall have received a counterpart of this Agreement, executed and delivered by (i) the Borrower, (ii) each other Loan Party, and (iii) the Required Lenders;

(b) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including (i) to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement and (ii) for the account of each Lender that has delivered a signature page approving this Agreement, a fee in an amount equal to five basis points on its Revolving Credit Commitment on the Effective Date;

(c) Each of the representations and warranties made by any Loan Party in or pursuant to the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date as if made on and as of such date except to the extent such representations and warranties expressly refer to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(d) No Default or Event of Default shall have occurred and be continuing on the Effective Date.

SECTION 3. Effect of Agreement.

(a) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

(b) The parties hereto acknowledge and agree that (i) the Obligations are in all respects continuing with the terms, conditions, covenants and agreements contained in the Original Credit Agreement being modified only to the extent provided in this Agreement; and (ii) the Liens and security interests as granted under the Security Documents securing payment of the Obligations, the Cash Management Obligations and the Secured Swap Obligations are in all respects continuing in full force and effect. From and after the Effective Date, the terms “Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import as used in the Credit Agreement, and the term “Credit Agreement” as used in the other Loan Documents, shall mean the Original Credit Agreement as modified by this Agreement, as may be further amended, supplemented or otherwise modified from time to time.

(c) This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and shall be administered and construed pursuant to the terms of the Credit Agreement.

SECTION 4. Reaffirmation of Guaranty and Security. The Borrower and each other Loan Party, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Agreement, the Guaranty and the Security Documents continue to be in full force and effect, (b) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document, including its guarantee of the Obligations, the Cash Management Obligations and the Secured Swap Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents to secure the Obligations, the Cash Management Obligations and the Secured Swap Obligations, all as provided in the Guaranty and the Security Documents, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, the “Obligations”, the “Cash Management Obligations” and the “Secured Swap Obligations” under the Credit Agreement and the other Loan Documents, (c) certifies that each of the representations and warranties made by any Loan Party in or pursuant to the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date except to the extent such representations and warranties expressly refer to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date); provided that any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (d) certifies that no Default or Event of Default has occurred and is continuing on the Effective Date.

SECTION 5. Amendments; Counterparts. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and other parties hereto. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic submission (including .pdf format) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 6. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 10.14 AND SECTION 10.15 OF THE ORIGINAL CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 8. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

THIS AGREEMENT, THE ORIGINAL CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

TARGA RESOURCES PARTNERS LP, as Borrower

By:	Targa Resources GP LLC, its sole general partner

By:	/s/ Jennifer R. Kneale
Name:	Jennifer R. Kneale
Title:	Chief Financial Officer

TARGA RESOURCES OPERATING LLC
TARGA RESOURCES OPERATING GP LLC
TARGA INTRASTATE PIPELINE LLC
TARGA LIQUIDS MARKETING AND TRADE
LLC
TARGA LOUISIANA INTRASTATE LLC
TARGA MIDSTREAM SERVICES LLC
TARGA DOWNSTREAM LLC
TARGA GAS MARKETING LLC
TARGA GAS PIPELINE LLC
TARGA MLP CAPITAL LLC
TARGA CAPITAL LLC
TARGA NGL PIPELINE COMPANY LLC
TARGA TRANSPORT LLC
TARGA GAS PROCESSING LLC
TARGA COGEN LLC
TARGA CRUDE MARKETING LLC
TARGA CRUDE PIPELINE LLC
VERSADO GAS PROCESSORS, L.L.C.
TARGA CHANNEL VIEW LLC

By:	/s/ Jennifer R. Kneale
Name:	Jennifer R. Kneale
Title:	Chief Financial Officer

[Signature Page to Targa Resources First Amendment]

SLIDER WESTOK GATHERING, LLC
TARGA CHANEY DELL LLC
TARGA MIDKIFF LLC
TARGA PIPELINE MID-CONTINENT HOLDINGS LLC
TARGA PIPELINE MID-CONTINENT LLC
TARGA PIPELINE PARTNERS GP LLC
TPL ARKOMA HOLDINGS LLC
TPL ARKOMA INC.
TPL ARKOMA MIDSTREAM LLC
TPL GAS TREATING LLC
TPL SOUTHTEX MIDSTREAM LLC
TPL SOUTHTEX PIPELINE COMPANY LLC
VELMA INTRASTATE GAS TRANSMISSION COMPANY, LLC
TARGA SOUTHOK NGL PIPELINE LLC
TARGA DELAWARE LLC
TARGA MIDLAND LLC
TARGA SOUTHERN DELAWARE LLC
FCPP PIPELINE, LLC
FLAG CITY PROCESSING PARTNERS, LLC

By:	/s/ Jennifer R. Kneale
Name:	Jennifer R. Kneale
Title:	Chief Financial Officer

TARGA PIPELINE OPERATING PARTNERSHIP LP
TARGA PIPELINE PARTNERS LP

By: Targa Pipeline Partners GP LLC, its general partner

By:	/s/ Jennifer R. Kneale
Name:	Jennifer R. Kneale
Title:	Chief Financial Officer

[Signature Page to Targa Resources First Amendment]

TPL BARNETT LLC

By: Targa Pipeline Mid-Continent Holdings LLC, its sole member

By:	/s/ Jennifer R. Kneale
Name:	Jennifer R. Kneale
Title:	Chief Financial Officer

PECOS PIPELINE LLC
TESUQUE PIPELINE, LLC

By: TPL Barnett LLC, its sole member

By: Targa Pipeline Mid-Continent Holdings LLC, its sole member

By:	/s/ Jennifer R. Kneale
Name:	Jennifer R. Kneale
Title:	Chief Financial Officer

VELMA GAS PROCESSING COMPANY, LLC
By: Targa Pipeline Mid-Continent LLC, its sole member

By:	/s/ Jennifer R. Kneale
Name:	Jennifer R. Kneale
Title:	Chief Financial Officer

TARGA SOUTHTEX MIDSTREAM COMPANY LP
TPL SOUTHTEX GAS UTILITY COMPANY LP
TPL SOUTHTEX MIDSTREAM HOLDING COMPANY LP
TPL SOUTHTEX PROCESSING COMPANY LP
TPL SOUTHTEX TRANSMISSION COMPANY LP

By: TPL SouthTex Pipeline Company LLC, its general partner

By:	/s/ Jennifer R. Kneale
Name:	Jennifer R. Kneale
Title:	Chief Financial Officer

[Signature Page to Targa Resources First Amendment]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Christopher DiBiase
	Name:	Christopher DiBiase
	Title:	Director

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Christopher DiBiase
	Name:	Christopher DiBiase
	Title:	Director

[Signature Page to Targa Resources First Amendment]

BARCLAYS BANK PLC, as Lender

By	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By	/s/ Christopher Kuna
	Name:	Christopher Kuna
	Title:	Vice President

Citibank, N.A., as Lender

By	/s/ Michael Zeller
	Name:	Michael Zeller
	Title:	Vice President

ROYAL BANK OF CANADA, as Lender

By	/s/ Jason S. York
	Name:	Jason S. York
	Title:	Authorized Signatory

Wells Fargo Bank, N.A., as Lender

By	/s/ Emily Board
	Name:	Emily Board
	Title:	Vice President

[Signature Page to Targa Resources First Amendment]

Compass Bank, as Lender

By	/s/ Gabriela Azcarate
	Name:	Gabriela Azcarate
	Title:	Senior Vice President

GOLDMAN SACHS BANK USA, as Lender

By	/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

JPMorgan Chase Bank, N.A., as Lender

By	/s/ Jorge Diaz Granados
	Name:	Jorge Diaz Granados
	Title:	Authorized Officer

MUFG Union Bank, N.A., as Lender

By	/s/ Todd Vaubel
	Name:	Todd Vaubel
	Title:	Director

PNC Bank, National Association, as Lender

By	/s/ Stephen Monto
	Name:	Stephen Monto
	Title:	SVP

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Lender

By	/s/ Maria Macchiaroli
	Name:	Maria Macchiaroli
	Title:	Authorize Signatory

[Signature Page to Targa Resources First Amendment]

ABN AMRO CAPITAL USA LLC, as Lender

By	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

By	/s/ Anna C. Ferreira
	Name:	Anna C. Ferreira
	Title:	Vice-President

ING CAPITAL LLC, as Lender

By	/s/ Subha Pasumarti
	Name:	Subha Pasumarti
	Title:	Managing Director

For any Lender requiring a second signature line:

By	/s/ Alberto Mihelcic Bazzana
	Name:	Alberto Mihelcic Bazzana
	Title:	Vice-President

Morgan Stanley Bank N.A., as Lender

By	/s/ Megan Kushner
	Name:	Megan Kushner
	Title:	Authorized Signatory

The Bank of Nova Scotia, Houston Branch, as Lender

By	/s/ Joe Lattanzi
	Name:	Joe Lattanzi
	Title:	Managing Director

[Signature Page to Targa Resources First Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By	/s/ Michael Maguire
	Name:	Michael Maguire
	Title:	Executive Director

SunTrust Bank, as Lender

By	/s/ Brian Guffin
	Name:	Brian Guffin
	Title:	Managing Director

BRANCH BANKING AND TRUST COMPANY, as Lender

By	/s/ Ryan K. Michael
	Name:	Ryan K. Michael
	Title:	Senior Vice President

BMO HARRIS BANK N.A., as Lender

By	/s/ Kevin Utsey
	Name:	Kevin Utsey
	Title:	Managing Director

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as Lender

By	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

By	/s/ Scott W. Danvers
	Name:	Scott W. Danvers
	Title:	Authorized Signatory

[Signature Page to Targa Resources First Amendment]

CITIZENS BANK N.A., as Lender

By	/s/ David Baron
	Name:	David Baron
	Title:	Vice President

CREDIT ARGICOLE CORPORATE AND INVESTMENT BANK, as Lender

By	/s/ Darrell Stanley
	Name:	Darrell Stanley
	Title:	Managing Director

For any Lender requiring a second signature line:

By	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

Fifth Third Bank, as Lender

By	/s/ Larry Hayes
	Name:	Larry Hayes
	Title:	Director

REGIONS BANK, as Lender

By	/s/ David Valentine
	Name:	David Valentine
	Title:	Managing Director

The Huntington National Bank, as Lender

By	/s/ Greg Ryan
	Name:	Greg Ryan
	Title:	Managing Director

[Signature Page to Targa Resources First Amendment]

U.S. BANK NATIONAL ASSOCIATION, as Lender

By	/s/ Benjamin Leonard
	Name:	Benjamin Leonard
	Title:	Vice President

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as Lender

By	/s/ G. Scott Collins
	Name:	G. Scott Collins
	Title:	Executive Vice President

For any Lender requiring a second signature line:

By	/s/ Patricia Gorzycki
	Name:	Patricia Gorzycki
	Title:	Assistant Vice President

Raymond James Bank, N.A., as Lender

By	/s/ John Harris
	Name:	John Harris
	Title:	Managing Director

[Signature Page to Targa Resources First Amendment]